Exhibit 4.1

COMMON		COMMON
NUMBER		SHARES
C	[LOGO] DUCKWALL - ALCO STORES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS		SEE REVERSE FOR CERTAIN LEGENDS AND DEFINITIONS

THIS CERTIFIES THAT		CUSIP 264142 10 0
SPECIMEN

is the registered holder of

SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $.0001, OF

DUCKWALL-ALCO STORES, INC.

CERTIFICATE OF STOCK

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

                IN WITNESS WHEREOF, the Company has caused the facsimile signature of its President to be printed hereon and the facsimile of its seal to be printed hereon and attested by the facsimile signature of its Secretary printed hereon.

Dated:
	/s/ Charles E. Bogan		SEAL	/s/ Lawrence J. Zigerelli
		Secretary			President

COUNTERSIGNED:
BY	Computershare Trust Company, N.A.
TRANSFER AGENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-_______ as Custodian for _______		UNIF TRAN MIN ACT--_______ as Custodian for _______
			(Cust)	(Minor)	(Cust)	(Minor)
TEN ENT	-	as tenants by the entireties	under Uniform Gifts to Minors		under Uniform Transfers to Minors
			Act _____________		Act _______________
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	(State)		(State)

TOD	-	transfer on death direction in event of owner’s death, to person named on face

Additional abbreviations may also be used though not in the above list. _______________________________________________________________________________

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address, including zip code, of assignee)